Exhibit 99.1

October 2016 A clinical-stage specialty pharmaceutical company dedicated to the development of innovative transdermal synthetic cannabinoid treatments for patients with high unmet medical needs

Disclaimer The statements in this presentation may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, among other things relate to the future operations, opportunities or financial performance of Zynerba Pharmaceuticals, Inc. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations. These and other risks are described in our filings with the Securities and Exchange Commission, available at www.sec.gov. Any forward-looking statements that the Company makes in this presentation speak only as of the date of this PRESENTATION. The Company assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. 2 © 2016 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba is a registered trademark of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners.

Company Highlights 3 A clinical-stage specialty pharmaceutical company pioneering the development of patent-protected synthetic cannabinoid therapeutics for transdermal delivery Experienced team with deep expertise and proven track record of success in patch and gel transdermal delivery, regulatory approval and commercialization Two proprietary product candidates intended to treat diseases with significant unmet medical need and market potential ZYN002 – CBD Gel: refractory epilepsy, osteoarthritis and Fragile X syndrome ZYN001 – THC Pro-Drug Patch: fibromyalgia and peripheral neuropathic pain Global ownership of ZYN002 and ZYN001; no royalty obligations IPO August 2015 (NASDAQ: ZYNE) raised $42.1MM net Cash as of June 30, 2016: $32.1MM; runway through 2017 to fund five Phase 2 trials (Phase 3 ready)

Robust Pipeline 4 Zynerba maintains global rights to all product candidates/indications ZYN002 patent protected through 2030 ZYN001 patent protected through 2031 Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 NDA Filing ZYN001 – THC Pro-Drug Patch ZYN002 – CBD Gel Refractory Epilepsy in Adults (STAR 1 Trial) Osteoarthritis in Knees (STOP Trial) Fragile X Syndrome (US FDA Orphan Drug Designation) Fibromyalgia Peripheral Neuropathic Pain Top-line results 1H 2017 Top-line results 1H 2017 Initiate Phase 2 in 2H 2016 Initiate Phase 1 in 2H 2016 Initiate Phase 1 in 2H 2016

Multiple Near-term Milestones Expected 5 ZYN001 THC Pro-Drug Patch ZYN002 CBD Gel Refractory Epilepsy in Adults (STAR 1 Trial) Osteoarthritis in Knees (STOP Trial) Fragile X Syndrome (Orphan Drug Designation) Fibromyalgia Peripheral Neuropathic Pain Phase 2 Initiated June Phase 2 Initiated August Phase 2 Initiation Phase 2 Top Line Results Phase 2 Top Line Results Phase 2 Top Line Results Phase 2 Initiation Phase 1 Initiation Phase 2 Initiation 1H 2016 2H 2016 1H 2017

ZYN002 – CBD Gel First and only patent-protected permeation-enhanced synthetic cannabidiol gel formulated for transdermal delivery The permeation enhancer in ZYN002 increases the delivery of CBD through the layers of the epidermis and into the circulatory system 6 CBD Delivery

Transdermal ZYN002 vs. Oral CBD 7 Potential Benefits of Transdermal ZYN002 vs. Oral CBD Avoids first-pass metabolism in the liver More consistent, controlled and sustained plasma level Avoids the GI tract Very low incidence of gastrointestinal events Fewer drug-drug interactions Lower incidence of negative psychoactive effects Avoids degradation of CBD to THC

Transdermal CBD Avoids Degradation of CBD to THC 8 In Vitro Study ZYN002 avoids the GI tract, maintains CBD at physiological pH and prevents degradation of CBD to THC CBD degraded to THC in simulated gastric fluid May lead to increased psychoactive effects from THC Study data (Merrick et al.) published in Cannabis and Cannabinoid Research 8-tetrahydrocannabinol (8-THC) 9-tetrahydrocannabinol (9-THC) Cannabidiol (CBD) 0.1M HCl 0.1M HCl

Trials 1 day, 7 day, and 14 day trials Subjects 98 healthy volunteers (n= 70 ZYN002; n= 28 placebo) and 22 epilepsy patients (n=16 ZYN002; n=6 placebo) Dose Daily doses levels – 50 to 504 mg CBD in 1%, 2.5% and 4.2% concentrations Safety & Tolerability ZYN002 was safe and well-tolerated at all dose levels and concentrations Transdermal application well-tolerated with minimal erythema No somnolence or fatigue reported Very low incidence of GI events observed Adverse events with ZYN002 in healthy volunteers and epilepsy patients were similar to placebo Pharmacokinetics Favorable CBD pharmacokinetic properties, no differences between healthy volunteers and epilepsy patients CBD plasma concentrations are dose dependent and at steady state do not fluctuate No THC detected in plasma or urine Cognition/Mood Demonstrated no impairment in cognitive function based on Trail Making, Divided Attention, & PASAT No changes in mood as accessed by IDAS and PANAS ZYN002 Phase 1 Results 9

Why CBD in Refractory Epilepsy in Adults? 10 * Data provided by Decision Resources Demonstrated anticonvulsant effects in multiple in vivo models of epilepsy Proven effective in reducing seizures in children and adults in third party trials Dravet syndrome Lennox-Gastaut syndrome Focal seizures Size of market in the U.S. is substantial; ~700,000 adult epilepsy patients are refractory to two or more anti-epileptic drugs in the US*

ZYN002 Should Effectively Treat Focal Seizures in Refractory Epilepsy 11 Lennox-Gastaut Syndrome Dravet Syndrome Refractory Epilepsy with Focal Seizures Patient Age 2 – 55 years old 2 – 18 years old 18 – 70 years old Brain Localization Multi-Foci Multi-Foci One or More Foci Seizure Type(s) Focal Tonic-clonic Atonic Focal Tonic-clonic Myoclonic Absence Atonic Focal Focal seizures that generalize to tonic-clonic Post-hoc analysis of a third-party open-label trial with oral botanical CBD in refractory epilepsy showed patients with focal seizures had a 55% reduction in seizures

Epilepsy Phase 2 Clinical Trial – Initiated June 2016 12 ZYN002 High Dose: 195 mg of CBD 4.2% gel every 12 hours for 12 weeks ZYN002 Low Dose: 97.5 mg of CBD 4.2% gel every 12 hours for 12 weeks Placebo every 12 hours for 12 weeks 8-week baseline period to assess seizure frequency and type STAR 1 (Synthetic Transdermal Cannabidiol for the Treatment of Epilepsy) is a trial of ZYN002 in patients with focal seizures Randomized (1:1:1), double-blind, placebo-controlled, multi-center, multi-dose trial of up to 180 adult patients Primary endpoint: Median percentage change in seizure frequency over the treatment period Patients assessed at baseline, randomization, and 4, 8, and 12 weeks post-randomization Secondary endpoints: safety and tolerability 12 Month Open-Label Extension (STAR 2 Trial)

Why ZYN002 in Osteoarthritis? 13 CBD modulates the vanilloid TRPV1 receptor which mediates antinociceptive and anti-inflammatory effects Mono-arthritic rat model provides proof of concept* ZYN002 was applied for four days after inducing arthritis in rats Significant reductions in: Swelling of knee joints Immune cell infiltration Spontaneous pain rating scores Dose-dependent reduction of pro-inflammatory markers (CD11b/c, CGRP, TNF) CBD plasma concentration of 20 – 40 ng/mL provided optimal efficacy ~31 million osteoarthritis sufferers in the US** * Hammell DC et al. Eur J Pain. 2015 doi:10.1002/ejp.818:1-13. ** Data provided by Decision Resources. Data for osteoarthritis represents market for osteoarthritis patients not currently served by over-the-counter medications.

Osteoarthritis Phase 2 Clinical Trial – Initiated August 2016 14 ZYN002 High Dose: 250 mg of CBD 4.2% gel every 12 hours for 12 weeks ZYN002 Low Dose: 125 mg of CBD 4.2% gel every 12 hours for 12 weeks Placebo every 12 hours for 12 weeks 1-week Washout Period; 1-week Baseline Period STOP (Synthetic Transdermal Cannabidiol For Treatment of Knee Pain due to Osteoarthritis) is a trial of ZYN002 in patients with knee pain due to osteoarthritis Randomized (1:1:1), double-blind, placebo-controlled, multiple-center, multiple-dose trial of up to 300 randomized patients Primary endpoint: The change from baseline in the weekly mean of the 24-hour average worst pain score at Week 12 Patients assessed at baseline, randomization (Day 1), and 4, 8, and 12 weeks post-randomization Secondary endpoints: WOMAC, use of rescue medication, and tolerability

What is Fragile X Syndrome? 15 Fragile X Syndrome Autism spectrum disorder Most common inherited intellectual disability ~71,000 patients in US Caused by a mutation in the Fragile X Mental Retardation gene located on the X chromosome Leads to dysregulation of the endocannabinoid pathway including the reduction in endogenous cannabinoids (2-AG and anandamide) Negatively affects synaptic function, plasticity and neuronal connections Results in a spectrum of intellectual disabilities, social anxiety, memory problems

Why ZYN002 in Fragile X Syndrome? CBD may effectively treat Fragile X syndrome In mouse knock-out model, inhibition of the metabolism of 2-AG improves Fragile X syndrome symptoms CBD inhibits the metabolism of anandamide and 2-AG increasing availability of these cannabinoids CBD has strong anxiolytic properties FDA granted orphan drug designation for ZYN002 for Fragile X syndrome – may provide fastest pathway to approval 16

Fragile X Syndrome Phase 2 Clinical Trial – Initiation Expected in 2H16 Open-label trial enrolling 16 patients aged 5 – 17 years old 12 weeks of dosing Outcome measures Anxiety, Depression and Mood Scale in FXS Aberrant Behavior Checklist Visual analog scale (VAS) for hyperactivity/impulsivity 17

ZYN001 – THC Pro-Drug Patch 18 Patent-protected synthetic D-glyceric acid ester-9-tetrahydrocannabinol in a transdermal patch ZYN001 is a pro-drug A drug administered in an inactive or less active form, designed to enable more effective delivery, and then converted into a different form through a normal metabolic process Unlike THC, ZYN001 is able to be efficiently absorbed into the skin through transdermal delivery After crossing the stratum corneum, ZYN001 is hydrolyzed to THC and glyceric acid under physiological conditions Structure & Conversion Delivery ZYN001

Note: Based upon FDA approved patch products. These results are not indicative of any preclinical or clinical data for ZYN001. Why a Patch? 19 Requirement Purpose Non-oral Avoids first-pass metabolism with increased bioavailability and more consistent plasma levels Controlled More consistent, controlled and sustained delivery No “peaks and valleys” as seen with oral Safe Improved safety profile with lower peak plasma levels Non-invasive Blood Level Time Max. Effective Level Min. Effective Level Oral Dosage Form Transdermal System Illustrative Controlled Delivery

Multi-benefits of CB1 agonists Have an analgesic effect in chronic pain models Act at many sites along pain transmission pathways Nabilone (THC analogue) in patients with fibromyalgia Third-party 4-week, randomized, double-blind, placebo-controlled trial (N=40) — significant decreases in pain scores on multiple instruments Third-party randomized, double-blind, active-controlled cross-over study in patients with coexisting chronic insomnia (N=29) Nabilone and amitriptyline x 2 weeks with a 2-week washout Nabilone was superior to amitriptyline in sleep quality ~5.6 million patients suffer from Fibromyalgia in the US* Why THC in Fibromyalgia? 20 * Data provided by Decision Resources

Third-party randomized, double-blind, placebo-controlled crossover trial in diabetic peripheral neuropathy (DPN) demonstrated that THC is effective in reducing neuropathic pain 16 patients with DPN received low (1% THC), medium (4% THC) or high (7% THC) dose of vaporized Cannabis and placebo in randomized crossover design Pain scores, cognitive effects and tolerability were assessed All THC doses were significantly better than placebo in reducing spontaneous pain The high dose THC impaired performance on 2 of 3 neuropsychological tests Analysis of THC plasma concentration showed that levels <15 ng/ml correlated with pain relief but levels >15 ng/ml showed no correlation. Several third-party placebo-controlled trials of vaporized cannabis, smoked cannabis and cannabis via an inhaler have demonstrated efficacy in peripheral neuropathic pain ~14 million patients suffer from peripheral neuropathic pain in the US* Why THC in Peripheral Neuropathic Pain? 21 * Data provided by Decision Resources

ZYN001 – THC Pro-Drug Patch Status In vitro and in vivo studies to date show: Effective skin permeation with sustained delivery Non-mutagenic and non-genotoxic Safety pharmacology GLP studies Profile similar to THC GLP toxicology studies ongoing Expect to initiate Phase 1 2H2016 22 Note: Subject to change due to further regulatory, clinical and other considerations.

ZYN001 – THC Pro-Drug Patch Preliminary Phase 1 Clinical Plan 23 Trial Patients Dosing PD Evaluations Timing Single Rising Dose Trial in Normal Subjects Pharmacokinetic profile and tolerability evaluation 32 healthy volunteers and 12 patients with fibromyalgia Single dose Cognition and attention (Trail Making, PASAT and Divided Attention); mood (PANAS); subjective drug effects (ACRI) Trial initiation expected 2H2016 Multiple Rising Dose Trial in Normal Subjects and Patients with Fibromyalgia Multi-dose pharmacokinetic/ pharmacodynamic profile and tolerability evaluation 16 healthy volunteers and 12 patients with fibromyalgia Dosing for seven days Capsaicin, UV-B and Cold Pressor pain models; cognition and attention (Trail Making, PASAT and Divided Attention); mood (PANAS); subjective drug effects (ACRI) Trial initiation expected 1H2017 Bioequivalence Trial Evaluation of different application sites – upper arm vs. thigh vs. back 24 healthy volunteers Single dose Bioequivalence at arm, thigh and back Trial initiation expected in 2017 Note: Subject to change due to further regulatory, clinical and other considerations.

24 Note: Subject to change due to further regulatory, clinical and other considerations. Trial Patients Dosing Primary Endpoint Timing Efficacy and Tolerability in Patients with Fibromyalgia Double-blind, placebo-controlled 120 patients 12 weeks Change from baseline in Fibromyalgia Impact Questionnaire (FIQ) total score Trial initiation expected 1H2017 Efficacy and Tolerability in Patients with Peripheral Neuropathic Pain Double-blind, placebo-controlled 120 patients 12 weeks Visual Analog Scale for pain intensity Trial initiation expected 1H2017 ZYN001 – THC Pro-Drug Patch Preliminary Phase 2 Clinical Plan

25 IPO August 2015 (NASDAQ: ZYNE) raised $42.1MM net Cash and cash equivalents as of June 30, 2016, $32.1MM Expected to fund Company through 2017 and five Phase 2 trials (Phase 3 Ready) Total shares outstanding as of June 30, 2016 was 9,199,919 shares No debt Cash Expected to Fund 5 Phase 2 Clinical Trials

Proven Leadership in Transdermal Drug Development 26 Armando Anido Chairman of the Board & Chief Executive Officer Terri Sebree President Jim Fickenscher CFO & VP Corp. Development Donna Gutterman, PharmD VP, Medical Nancy Tich, PhD VP, Clinical

Jacqueline French, MD Professor of Neurology, NYU Langone Medical Center John Messenheimer, MD Consultant, Neurologist/Epileptologist, John Messenheimer PLLC Michael Rogawski, MD, PhD Professor of Neurology, UC Davis Center for Neuroscience Rodney Radtke, MD Professor of Neurology, Duke University Medical Center Randi J. Hagerman, MD Medical Director, UC Davis MIND Institute, Distinguished Professor, Endowed Chair in Fragile X Research, Department of Pediatrics, UC Davis School of Medicine Steven J. Siegel, MD, PhD Chair, Department of Psychiatry and Behavioral Sciences, Keck School of Medicine, University of Southern California Nicole Tartaglia, MD Associate Professor, Pediatrics-Developmental Pediatrics, University of Colorado Denver School of Medicine / Children’s Hospital of Colorado Daniel Clauw, MD Professor of Anesthesiology, Medicine (Rheumatology) & Psychiatry, University of Michigan Philip Mease, MD Clinical Professor, University of Washington, Seattle; Director of Rheumatology Research, Swedish Medical Center Lesley Arnold, MD Professor of Psychiatry and Behavioral Neuroscience, University of Cincinnati Miroslav Backonja, MD Clinical Professor, University of Wisconsin School of Medicine & Public Health Steven P. Cohen, MD Professor Anesthesiology & Critical Care Medicine, Johns Hopkins School of Medicine Mark Wallace, MD Chair, Division of Pain Medicine, University of California San Diego Scientific Advisory Board 27 Epilepsy Fragile X Syndrome Osteoarthritis and Fibromyalgia Pain

Company Highlights 28 A clinical-stage specialty pharmaceutical company pioneering the development of patent-protected synthetic cannabinoid therapeutics for transdermal delivery Experienced team with deep expertise and proven track record of success in patch and gel transdermal delivery, regulatory approval and commercialization Two proprietary product candidates intended to treat diseases with significant unmet medical need and market potential ZYN002 – CBD Gel: refractory epilepsy, osteoarthritis and Fragile X syndrome ZYN001 – THC Pro-Drug Patch: fibromyalgia and peripheral neuropathic pain Global ownership of ZYN002 and ZYN001; no royalty obligations IPO August 2015 (NASDAQ: ZYNE) raised $42.1MM net Cash as of June 30, 2016: $32.1MM; runway through 2017 to fund five Phase 2 trials (Phase 3 ready)

Investor Relations 29 NASDAQ: ZYNE Analyst Coverage* Jefferies: Biren Amin, PhD Piper Jaffray: Charles C. Duncan, PhD Canaccord Genuity: Arlinda Lee, PhD Oppenheimer: Marcus Ho Roth: Michael Higgins H.C. Wainwright: Corey Davis, PhD * Note: Any opinions, estimates or forecasts regarding Zynerba Pharmaceuticals, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Zynerba Pharmaceuticals, Inc. or its management. Zynerba Pharmaceuticals, Inc. does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. 484.581.7505 investorrelations@zynerba.com www.zynerba.com @ZynerbaPharma Zynerba Zynerba Investor Contacts Jim Fickenscher, CFO and VP Corporate Development 484.581.7483 Argot Partners Investor Contacts Kimberly Minarovich 212.600.1902

October 2016 A clinical-stage specialty pharmaceutical company dedicated to the development of innovative transdermal synthetic cannabinoid treatments for patients with high unmet medical needs